Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Fourth-Quarter and Best-Ever Full-Year Financial Results; Full-Year Revenues Increase to $6.1 Billion

HOUSTON, Feb. 9, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported record fourth-quarter adjusted net income of $22.0 million, a 49.3 percent increase from the prior-year period, and adjusted diluted earnings per common share of $0.94 for the period ended Dec. 31, 2011. As shown in the attached reconciliation table, the company recognized $1.1 million net after-tax adjustments for non-cash asset impairment charges and an accrual for a pending legal matter in the quarter ended Dec. 31, 2011. Before adjusting for these items, reported net income was $20.9 million, and diluted earnings per common share were $0.90.

Full-year 2011 adjusted net income increased 38.3 percent, to a record $86.0 million. Adjusted diluted earnings per common share were $3.62, making this the best full-year results in the company’s history.

Fourth-Quarter 2011 Highlights

•	Total revenues increased 13.1 percent to $1.6 billion, and gross profit grew 13.3 percent to $245.9 million from the prior-year period.

•	New vehicle gross profit grew 23.6 percent on 13.5 percent higher revenues, as unit sales were 8.1 percent higher and the average selling price increased to $34,448.

•	Retail used vehicle gross profit grew 14.0 percent on 16.8 percent higher revenues, as the average selling price increased 3.7 percent, to $20,417, and the company retailed 12.7 percent more units.

•	Parts and service revenues increased 7.0 percent, reflecting increases in customer-pay, wholesale parts and collision businesses.

•	Finance and insurance gross profit per retail unit of $1,183 set another all-time record high for any quarter.

•	Selling, general and administrative (SG&A) expenses as a percent of gross profit (adjusted) improved 260 basis points on a comparable basis, to 76.1 percent, from the prior-year period.

•	Same-store operating margin (adjusted) improved to 3.2 percent, as higher gross profit outpaced expenses.

Full-Year 2011 Results

•	Total revenues increased 10.4 percent to $6.1 billion, and gross profit grew 9.5 percent, representing increases in all operating segments from the prior year.

•	Finance and insurance revenues increased 16.0 percent on 5.5 percent more retail unit sales; gross profit per unit of $1,135 was an all-time record.

•	Same-store new vehicle gross profit grew 15.0 percent on 6.4 percent higher revenues.

•	Same-store used vehicle gross profit was 5.6 percent higher on an 8.6 percent revenue increase.

•	Same-store parts and service revenues grew 2.5 percent.

•	Same-store SG&A expenses as a percent of gross profit (adjusted) improved 180 basis points on a comparable basis, to 76.2 percent.

“I am proud of the record fourth-quarter and full-year results that Group 1 reported today,” said Earl J. Hesterberg, Group 1’s president and chief executive officer, “especially given the supply challenges we faced with most of our Japanese brand stores for the majority of the year and in a sales environment that was about 25 percent lower than our previous record year in 2006. The strong results reflect the strength of our operating team as well as the significant improvements we have made to our operating model

Group 1 Automotive, Inc.

during the past several years. These improvements should continue to deliver operating leverage as new vehicle sales increase to a more normalized 15 million to 16 million unit selling environment in the next few years. Looking ahead, we anticipate new vehicle industry sales will increase by more than one million, to 14 million, units in 2012.”

Corporate Development Recap

During the fourth quarter, Group 1 added six franchises to its portfolio including Lincoln, Cadillac, Buick, GMC and two Volkswagen franchises that are expected to add $218.0 million in annual revenues.

For the full year 2011, Group 1 added 14 franchises with total estimated annual revenues of $563.0 million and disposed of two franchises with trailing-12-month revenues of $4.1 million in 2011.

Thus far in 2012, Group 1 has acquired Volkswagen and BMW franchises with estimated aggregate annual revenues of $93.4 million.

Fourth-Quarter Earnings Conference Call

Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the fourth-quarter financial results and the company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789

International: 1.412.317.6789

Conference ID: 10008954

A telephonic replay will be available following the call through Feb. 17 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529

International: 1.412.317.0088

Conference ID: 10008954

About Group 1 Automotive, Inc.

Group 1 owns and operates 111 automotive dealerships, 143 franchises, and 28 collision centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments

Group 1 Automotive, Inc.

affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

Kim Paper Canning

Manager, Investor Relations

Group 1 Automotive Inc.

713-647-5741 | kpaper@group1auto.com

Media contacts:

Pete DeLongchamps

V.P. Financial Services and Manufacturer Relations

Group 1 Automotive Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$945,392	$832,714	13.5	$3,402,647	$3,086,807	10.2
Used vehicle retail sales	362,911	310,663	16.8	1,416,520	1,271,039	11.4
Used vehicle wholesale sales	59,434	58,877	0.9	251,043	215,530	16.5
Parts and service	204,711	191,242	7.0	813,819	767,004	6.1
Finance and insurance	53,481	44,256	20.8	195,736	168,789	16.0

Total revenues	1,625,929	1,437,752	13.1	6,079,765	5,509,169	10.4

COST OF SALES:
New vehicle retail sales	888,252	786,479	12.9	3,192,309	2,909,012	9.7
Used vehicle retail sales	333,902	285,212	17.1	1,291,996	1,156,035	11.8
Used vehicle wholesale sales	59,312	59,268	0.1	246,963	212,833	16.0
Parts and service	98,602	89,772	9.8	387,897	354,256	9.5

Total cost of sales	1,380,068	1,220,731	13.1	5,119,165	4,632,136	10.5

GROSS PROFIT	245,861	217,021	13.3	960,600	877,033	9.5

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	188,109	170,839	10.1	735,229	693,635	6.0

DEPRECIATION AND AMORTIZATION EXPENSE	7,182	6,519	10.2	27,063	26,455	2.3

ASSET IMPAIRMENTS	797	7,719	(89.7)	4,805	10,840	(55.7)

OPERATING INCOME	49,773	31,944	55.8	193,503	146,103	32.4

OTHER EXPENSE:
Floorplan interest expense	(7,442)	(8,890)	(16.3)	(27,687)	(34,110)	(18.8)

Other interest expense, net	(8,911)	(6,952)	28.2	(33,722)	(27,217)	23.9

Loss on redemption of long-term debt	—	—	—	—	(3,872)	(100.0)

INCOME BEFORE INCOME TAXES	33,420	16,102	107.6	132,094	80,904	63.3

PROVISION FOR INCOME TAXES	(12,565)	(5,533)	127.1	(49,700)	(30,600)	62.4

NET INCOME	$20,855	$10,569	97.3	$82,394	$50,304	63.8

DILUTED INCOME PER COMMON SHARE	$0.90	$0.45	101.0	$3.47	$2.09	65.8

Weighted average dilutive common shares outstanding	22,040	22,467	(1.9)	22,409	22,788	(1.7)
Weighted average participating securities	1,276	1,284	(0.6)	1,377	1,284	7.3

Total weighted average shares outstanding	23,316	23,751	(1.8)	23,786	24,072	(1.2)

Group 1 Automotive, Inc.

Consolidated Balance Sheets

(Dollars in thousands)

	December 31, 2011	December 31, 2010	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$14,895	$19,843	(24.9)
Contracts in transit and vehicle receivables, net	167,507	113,846	47.1
Accounts and notes receivable, net	92,775	75,623	22.7
Inventories	867,470	777,771	11.5
Deferred income taxes	16,012	14,819	8.1
Prepaid expenses and other current assets	16,925	17,332	(2.3)

Total current assets	1,175,584	1,019,234	15.3
PROPERTY AND EQUIPMENT, net	585,633	506,288	15.7
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	702,145	666,656	5.3
OTHER ASSETS	12,981	9,786	32.6

Total assets	$2,476,343	$2,201,964	12.5

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$718,945	$690,051	4.2
Offset account related to floorplan notes payable - credit facility	(109,207)	(129,211)	(15.5)
Floorplan notes payable - manufacturer affiliates	155,980	103,345	50.9
Current maturities of long-term debt	14,663	53,189	(72.4)
Current liabilities from interest rate risk management activities	7,273	1,098	562.4
Accounts payable	148,048	92,799	59.5
Accrued expenses	109,245	83,663	30.6

Total current liabilities	1,044,947	894,934	16.8
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at December 31, 2011 and December 31, 2010)	144,985	138,155	4.9

3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at December 31, 2011 and December 31, 2010)	77,401	74,365	4.1
MORTGAGE FACILITY, net of current maturities	38,873	—	100.0
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	184,237	161,611	14.0
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	37,105	38,819	(4.4)
DEFERRED INCOME TAXES	78,459	58,970	33.0
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	26,766	16,426	62.9
OTHER LIABILITIES	36,470	34,316	6.3
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Common stock	260	261	(0.4)
Additional paid-in capital	363,375	363,966	(0.2)
Retained earnings	591,037	519,843	13.7
Accumulated other comprehensive loss	(29,236)	(18,755)	55.9
Treasury stock	(118,336)	(80,947)	46.2

Total stockholders’ equity	807,100	784,368	2.9

Total liabilities and stockholders’ equity	$2,476,343	$2,201,964	12.5

Group 1 Automotive, Inc.

Consolidated Statements of Adjusted Cash Flows from Operating Activities

(Unaudited)

(In thousands)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change

Net income	$20,855	$10,569	97.3	$82,394	$50,304	63.8
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	797	7,719	(89.7)	4,805	10,840	(55.7)
Depreciation and amortization	7,182	6,519	10.2	27,063	26,455	2.3
Deferred income taxes	8,544	1,050	713.7	24,824	23,274	6.7
Loss on redemption of long-term debt	—	—	—	—	3,872	(100.0)
(Gain) loss on disposition of assets and franchise	6	(2,322)	100.3	(961)	848	(213.3)
Stock-based compensation	2,586	2,437	6.1	10,919	9,942	9.8
Amortization of debt discount and issue costs	3,119	3,986	(21.8)	11,990	10,322	16.2
Other	292	(30)	1,073.3	277	824	(66.4)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	37,305	6,506	473.4	77,027	16,130	377.5
Accounts and notes receivable	(21,783)	(9,097)	139.5	(17,875)	(13,844)	29.1
Inventories	(119,114)	(21,302)	459.2	(7,410)	(174,249)	(95.7)
Contracts-in-transit and vehicle receivables	(67,346)	(21,330)	215.7	(53,821)	(27,218)	97.7
Prepaid expenses and other assets	(7,792)	(138)	5,546.4	(11,246)	6,922	(262.5)
Floorplan notes payable - credit facility (1)	143,307	33,350	329.7	(13,350)	193,430	(106.9)
Floorplan notes payable - manufacturer affiliates (2)	26,595	(299)	8,994.6	19,045	(12,790)	248.9
Deferred revenues	(182)	(549)	(66.8)	(1,427)	(2,308)	(38.2)

Adjusted net cash provided by operating activities	$34,371	$17,069	101.4	$152,254	$122,754	24.0

(1)	Excludes net acquisition/(disposition) related activity of $41,860 for the twelve months ended December 31, 2011, and $4,729 for the twelve months ended December 31, 2010.
(2)	Excludes net acquisition/(disposition) related activity of $33,712 for the twelve months ended December 31, 2011, and $2,210 for the twelve months ended December 31, 2010.

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

		Three Months Ended December 31,		Twelve Months Ended December 31,
		2011 (%)	2010 (%)	2011 (%)	2010 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	10.0	12.2	11.3	14.3
	New Jersey	5.3	5.9	5.5	6.3
	New York	4.2	3.9	3.8	3.8
	Georgia	3.3	3.8	3.4	3.9
	New Hampshire	2.8	3.7	3.0	4.0
	Louisiana	2.5	3.6	2.8	3.2
	Mississippi	2.0	1.7	2.0	1.7
	South Carolina	1.7	1.9	1.5	1.3
	Alabama	1.3	1.1	1.2	1.2
	Maryland	0.8	0.8	0.8	0.8
	Florida	0.8	0.7	0.7	1.2

		34.7	39.3	36.0	41.7

West	Texas	38.6	32.6	36.0	31.2
	California	13.7	14.5	13.9	13.7
	Oklahoma	8.0	7.4	8.2	7.8
	Kansas	0.9	0.9	0.9	0.9

		61.2	55.4	59.0	53.6

International	United Kingdom	4.1	5.3	5.0	4.7

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		29.8	35.5	30.4	35.5
Nissan/Infiniti		12.7	12.6	13.7	14.1
BMW/MINI		12.7	13.3	13.1	11.9
Ford		9.9	7.4	8.9	7.8
Honda/Acura		9.4	11.6	10.7	12.0
Daimler		6.8	6.3	5.9	5.8
GM		6.4	4.3	5.6	4.0
Chrysler		4.8	3.3	4.5	3.0
Other		7.5	5.7	7.2	5.9

		100.0	100.0	100.0	100.0

NEW VEHICLE UNIT SALES OTHER MIX:
Import		50.4	55.1	53.2	57.5
Luxury		29.4	30.1	28.1	27.8
Domestic		20.2	14.8	18.7	14.7

		100.0	100.0	100.0	100.0

Car		51.4	56.4	54.1	58.2
Truck		48.6	43.6	45.9	41.8

		100.0	100.0	100.0	100.0

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$945,392	$832,714	13.5	$3,402,647	$3,086,807	10.2

Used vehicle retail sales	362,911	310,663	16.8	1,416,520	1,271,039	11.4
Used vehicle wholesale sales	59,434	58,877	0.9	251,043	215,530	16.5

Total used	422,345	369,540	14.3	1,667,563	1,486,569	12.2
Parts and service	204,711	191,242	7.0	813,819	767,004	6.1
Finance and insurance	53,481	44,256	20.8	195,736	168,789	16.0

Total	$1,625,929	$1,437,752	13.1	$6,079,765	$5,509,169	10.4

GROSS MARGIN %:
New vehicle retail sales	6.0	5.6		6.2	5.8
Used vehicle retail sales	8.0	8.2		8.8	9.0
Used vehicle wholesale sales	0.2	(0.7)		1.6	1.3
Total used	6.9	6.8		7.7	7.9
Parts and service	51.8	53.1		52.3	53.8
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.1	15.1		15.8	15.9

GROSS PROFIT:
New vehicle retail sales	$57,140	$46,235	23.6	$210,338	$177,795	18.3

Used vehicle retail sales	29,009	25,451	14.0	124,524	115,004	8.3
Used vehicle wholesale sales	122	(391)	131.2	4,080	2,697	51.3

Total used	29,131	25,060	16.2	128,604	117,701	9.3
Parts and service	106,109	101,470	4.6	425,922	412,748	3.2
Finance and insurance	53,481	44,256	20.8	195,736	168,789	16.0

Total	$245,861	$217,021	13.3	$960,600	$877,033	9.5

UNITS SOLD:
Retail new vehicles sold	27,444	25,383	8.1	102,022	97,511	4.6

Retail used vehicles sold	17,775	15,771	12.7	70,475	66,001	6.8
Wholesale used vehicles sold	8,751	8,808	(0.6)	35,997	33,524	7.4

Total used	26,526	24,579	7.9	106,472	99,525	7.0

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,448	$32,806	5.0	$33,352	$31,656	5.4
Used vehicle retail	$20,417	$19,698	3.7	$20,100	$19,258	4.4

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,082	$1,821	14.3	$2,062	$1,823	13.1
Used vehicle retail sales	1,632	1,614	1.1	1,767	1,742	1.4
Used vehicle wholesale sales	14	(44)	131.8	113	80	41.3
Total used	1,098	1,020	7.6	1,208	1,183	2.1
Finance and insurance (per retail unit)	$1,183	$1,075	10.0	$1,135	$1,032	10.0

OTHER (1):
SG&A expenses	$187,109	$170,839	9.5	$734,229	$689,320	6.5
SG&A as % revenues	11.5	11.9		12.1	12.5
SG&A as % gross profit	76.1	78.7		76.4	78.6
Operating margin %	3.2	2.8		3.3	2.9
Pretax margin %	2.2	1.7		2.3	1.8

FLOORPLAN EXPENSE:
Floorplan interest	$(7,442)	$(8,890)	(16.3)	$(27,687)	$(34,110)	(18.8)
Floorplan assistance	7,308	6,162	18.6	26,144	23,998	8.9

Net floorplan expense	$(134)	$(2,728)	(95.1)	$(1,543)	$(10,112)	(84.7)

(1)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Additional Information - Same Store(1)

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
REVENUES:
New vehicle retail sales	$883,288	$830,877	6.3	$3,252,960	$3,056,307	6.4

Used vehicle retail sales	344,775	309,732	11.3	1,361,006	1,261,856	7.9
Used vehicle wholesale sales	55,837	58,443	(4.5)	240,467	212,631	13.1

Total used	400,612	368,175	8.8	1,601,473	1,474,487	8.6
Parts and service	191,754	190,839	0.5	776,005	757,132	2.5
Finance and insurance	50,346	44,145	14.0	188,105	167,339	12.4

Total	$1,526,000	$1,434,036	6.4	$5,818,543	$5,455,265	6.7

GROSS MARGIN %:
New vehicle retail sales	6.1	5.6		6.2	5.8
Used vehicle retail sales	7.9	8.2		8.8	9.1
Used vehicle wholesale sales	0.4	(0.4)		1.8	1.4
Total used	6.9	6.8		7.7	8.0
Parts and service	52.6	53.0		53.0	53.9
Finance and insurance	100.0	100.0		100.0	100.0
Total	15.2	15.1		15.9	15.9

GROSS PROFIT:
New vehicle retail sales	$53,923	$46,226	16.7	$202,615	$176,202	15.0

Used vehicle retail sales	27,313	25,390	7.6	119,568	114,305	4.6
Used vehicle wholesale sales	205	(229)	189.5	4,301	2,982	44.2

Total used	27,518	25,161	9.4	123,869	117,287	5.6
Parts and service	100,850	101,237	(0.4)	411,281	407,993	0.8
Finance and insurance	50,346	44,145	14.0	188,105	167,339	12.4

Total	$232,637	$216,769	7.3	$925,870	$868,821	6.6

UNITS SOLD:
Retail new vehicles sold	25,688	25,329	1.4	97,495	96,629	0.9

Retail used vehicles sold	16,838	15,718	7.1	67,647	65,417	3.4
Wholesale used vehicles sold	8,185	8,761	(6.6)	34,395	33,176	3.7

Total used	25,023	24,479	2.2	102,042	98,593	3.5

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$34,385	$32,803	4.8	$33,365	$31,629	5.5
Used vehicle retail	$20,476	$19,706	3.9	$20,119	$19,289	4.3

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,099	$1,825	15.0	$2,078	$1,823	14.0
Used vehicle retail sales	1,622	1,615	0.4	1,768	1,747	1.2
Used vehicle wholesale sales	25	(26)	196.2	125	90	38.9
Total used	1,100	1,028	7.0	1,214	1,190	2.0
Finance and insurance (per retail unit)	$1,184	$1,075	10.1	$1,139	$1,033	10.3

OTHER (2):
SG&A expenses	$176,588	$169,978	3.9	$705,558	$677,843	4.1
SG&A as % revenues	11.6	11.9		12.1	12.4
SG&A as % gross profit	75.9	78.4		76.2	78.0
Operating margin %	3.2	2.8		3.3	3.0

FLOORPLAN EXPENSE:
Floorplan interest	$(6,917)	$(8,873)	(22.0)	$(26,493)	$(33,756)	(21.5)
Floorplan assistance	6,676	6,129	8.9	24,968	23,663	5.5

Net floorplan expense	$(241)	$(2,744)	(91.2)	$(1,525)	$(10,093)	(84.9)

(1)

Same Store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same Store results also include the activities of our corporate office.

(2)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Reconciliation of Certain Non-GAAP Financial Measures

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
NET INCOME RECONCILIATION:

As reported	$20,855	$10,569	97.3	$82,394	$50,304	63.8
After-tax adjustments:
Non-cash asset impairment charges (2)	461	4,947		2,994	6,930
Loss on dealership dispositions (3)	—	—		—	3,698
Loss on debt redemption (4)	—	—		—	2,458
Severance costs related to UK-dealership acquisitions (5)	—	—		—	405
Income tax benefit related to discrete items (6)	—	(810)		—	(810)
Gain on sale of real estate (7)	—	—		—	(761)
Accrual for pending legal matter (11)	641	—		641	—

Adjusted net income (1)	$21,957	$14,706	49.3	$86,029	$62,224	38.3

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$21,957	$14,706	49.3	$86,029	$62,224	38.3
Less: Adjusted earnings allocated to participating securities	1,182	785		4,931	3,309

Adjusted net income available to diluted common shares	$20,775	$13,921	49.2	$81,098	$58,915	37.7

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$0.90	$0.45	100.0	$3.47	$2.09	66.0
After-tax adjustments:
Non-cash asset impairment charges	0.02	0.21		0.13	0.29
Loss on dealership dispositions	—	—		—	0.15
Loss on debt redemption	—	—		—	0.10
Severance costs related to UK-dealership acquisitions	—	—		—	0.02
Income tax benefit related to discrete items	—	(0.04)		—	(0.03)
Gain on sale of real estate	—	—		—	(0.03)
Accrual for pending legal matter	0.02	—		0.02	—

Adjusted diluted income per share (1)	$0.94	$0.62	51.6	$3.62	$2.59	39.8

SG&A RECONCILIATION:

As reported	$188,109	$170,839	10.1	$735,229	$693,635	6.0
Pre-tax adjustments:
Loss on dealership dispositions	—	—		—	(5,053)
Severance costs related to UK-dealership acquisitions	—	—		—	(562)
Gain on sale of real estate	—	—		—	1,300
Accrual for pending legal matter	(1,000)	—		(1,000)	—

Adjusted SG&A (1)	$187,109	$170,839	9.5	$734,229	$689,320	6.5

SG&A AS % REVENUES:

Unadjusted	11.6	11.9		12.1	12.6
Adjusted (1)	11.5	11.9		12.1	12.5

SG&A AS % GROSS PROFIT:

Unadjusted	76.5	78.7		76.5	79.1
Adjusted (1)	76.1	78.7		76.4	78.6

OPERATING MARGIN %:

Unadjusted	3.1	2.2		3.2	2.7
Adjusted (1), (8)	3.2	2.8		3.3	2.9

PRETAX MARGIN %:

Unadjusted	2.1	1.1		2.2	1.5
Adjusted (1), (9)	2.2	1.7		2.3	1.8

SAME STORE SG&A RECONCILIATION:

As reported	$177,588	$169,978	4.5	$706,558	$678,405	4.1
Pre-tax adjustments:
Severance costs related to UK-dealership acquisitions	—	—		—	(562)
Accrual for pending legal matter	(1,000)	—		(1,000)	—

Adjusted Same Store SG&A (1)	$176,588	$169,978	3.9	$705,558	$677,843	4.1

SAME STORE SG&A AS % REVENUES:

Unadjusted	11.6	11.9		12.1	12.4
Adjusted (1)	11.6	11.9		12.1	12.4

SAME STORE SG&A AS % GROSS PROFIT:

Unadjusted	76.3	78.4		76.3	78.1
Adjusted (1)	75.9	78.4		76.2	78.0

SAME STORE OPERATING MARGIN %:

Unadjusted	3.1	2.5		3.2	2.9
Adjusted (1), (10)	3.2	2.8		3.3	3.0

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2011	2010	% Change	2011	2010	% Change
CASH FLOWS FROM OPERATING ACTIVITIES RECONCILIATION:
Net cash provided by (used in) operating activities	$(101,802)	$(16,281)	525.3	$199,316	$(68,466)	391.1
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	143,307	33,350		(13,350)	193,430
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	(7,134)	—		(33,712)	(2,210)

Adjusted net cash provided by operating activities (1)	$34,371	$17,069	101.4	$152,254	$122,754	24.0

(1)

We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)

Adjustments are net of tax benefit of $336 and $1,811 for the three and twelve months ended December 31, 2011, respectively, and $2,772 and $3,910 for the three and twelve months ended December 31, 2010 and are calculated utilizing the applicable federal and state tax rates for the adjustment.

(3)	Adjustment is net of tax benefit of $1,355 for the twelve months ended December 31, 2010, and is calculated utilizing the applicable federal and state tax rates for the adjustment.
(4)	Adjustment is net of tax benefit of $1,414 for the twelve months ended December 31, 2010, and is calculated utilizing the applicable federal and state tax rates for the adjustment.
(5)	Adjustment is net of a tax benefit of $157 for the twelve months ended December 31, 2010, and is calculated utilizing the applicable UK corporate tax rate for the adjustment.
(6)	The $0.8 million income tax benefit for the three and twelve months ended December 31, 2010 relates to the tax deductibility of goodwill written off in conjunction with the termination of a franchise.
(7)	Adjustment is net of a tax provision of $539 for the twelve months ended December 31, 2010, and is calculated utilizing the applicable federal and state tax rates for the adjustment.
(8)	Excludes the impact of non-cash asset impairment charges.
(9)

Excludes the impact of non-cash asset impairment charges, loss on dealership dispositions, loss on debt redemption, severance costs related to UK-dealership acquisitions, gain on sale of real estate and accrual for pending legal matter.

(10)

Excludes the impact of Same Store non-cash asset impairment charges of $341 and $4,038 and accrual for pending legal matter of $1,000 for the three and twelve months ended December 31, 2011, respectively, and $4,823 and $6,725 for the three and twelve months ended December 31, 2010. Adjusted Same Store operating income was $49,126 and $194,124 for the three and twelve months ended December 31, 2011, respectively, and $40,331 and $164,744 for the three and twelve months ended December 31, 2010.

(11)	Adjustment is net of tax benefit of $359 for the three and twelve months ended December 31, 2011, and is calculated utilizing the applicable federal and state tax rates for the adjustment.